SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated April 29, 2014

to the Currently Effective Statements of Additional Information, as supplemented from time to time, for SBL Fund and Its Underlying Series, except Series Z (the “Series”)

This supplement provides additional information beyond that contained in the currently effective Statements of Additional Information (the “SAIs”) and should be read in conjunction with the SAIs.

At a meeting of shareholders held on January 8, 2014, shareholders of the Series approved the reorganizations of the Series from a Kansas corporation to a Delaware statutory trust. After the close of business on April 29, 2014, the Series, which are series of SBL Fund, a Kansas corporation, will reorganize with and into corresponding “shell” series (“New Series”) of Guggenheim Variable Funds Trust (the “Trust”), a Delaware statutory trust (each, a “Reorganization”).

Upon completion of each Reorganization, shareholders of the Series will own shares of the corresponding class of the New Series that are equal in number and in value to the shares of the Series that were held by those shareholders immediately prior to the closing of the Reorganization. In addition, each New Series will assume the performance, financial and other historical information of those of the corresponding Series. Once each Reorganization is completed, the Series will no longer be offered as series of SBL Fund, but investors will be permitted to invest in the New Series of the Trust.

Please be advised that investors who place an order to purchase shares of a Series on April 29, 2014 are expected to become shareholders of the corresponding New Series upon closing of the respective Reorganization.

Following each Reorganization, the New Series will continue be registered under the Securities Act of 1933 (the records will be available under File No. 002-59353) and under the Investment Company Act of 1940 (the records will be available under
File No. 811-02753).

Please Retain This Supplement for Future Reference

SBLVTSAI-1-SUP